================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         POTTERS FINANCIAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          POTTERS FINANCIAL CORPORATION
                                  519 BROADWAY
                           EAST LIVERPOOL, OHIO 43920
                                 (330) 385-0770


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         Notice is hereby given that the 2001 Annual Meeting of the Shareholders of Potters Financial Corporation ("PFC") will be held at Kent State University, East Liverpool Campus, Mary Patterson Building, The Brown Community Room, Room 202, 213 East Fourth Street, East Liverpool, Ohio, on April 26, 2001, at 10:00 a.m. (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.       To re-elect four directors of PFC for terms expiring in 2003;

2. To ratify the selection of Crowe, Chizek and Company LLP as the auditors of PFC for the current fiscal year; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of PFC of record at the close of business on March 9, 2001, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.



                                              By Order of the Board of Directors





East Liverpool, Ohio                          Anne S. Myers, Secretary
March 23, 2001

                          POTTERS FINANCIAL CORPORATION
                                  519 BROADWAY
                           EAST LIVERPOOL, OHIO 43920
                                 (330) 385-0770

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Potters Financial Corporation, an Ohio corporation ("PFC"), for use at the 2001 Annual Meeting of Shareholders of PFC to be held at Kent State University, East Liverpool Campus, Mary Patterson Building, The Brown Community Room, Room 202, 213 East Fourth Street, East Liverpool, Ohio, on April 26, 2001, at 10:00 a.m. (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder through the execution of a later dated proxy which is received by PFC before the Proxy is exercised or by giving notice of revocation to PFC in writing or in open meeting before the Proxy is exercised. Any such later dated Proxy or written notice of revocation must be delivered to Potters Financial Corporation, 519 Broadway, East Liverpool, Ohio 43920, Attention: Anne S. Myers, Secretary. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the election of William L. Miller, Edward L. Baumgardner, Suzanne
         B. Fitzgerald and James R. Platte as directors of PFC for terms expiring in 2003; and

         FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe Chizek") as the auditors of PFC for the current fiscal year.

         The cost of soliciting Proxies will be assumed by PFC. Proxies may be solicited by the directors, officers and other employees of PFC and Potters Bank, the wholly owned subsidiary of PFC, in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

         Only shareholders of record as of the close of business on March 9, 2001 (the "Voting Record Date"), are entitled to vote at the Annual Meeting and will be entitled to cast one vote for each common share owned. PFC's records disclose that, as of the Voting Record Date, there were 997,989 common shares of PFC outstanding and entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of PFC on or about March 23, 2001.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and PFC's Code of Regulations (the "Regulations"), the four nominees receiving the greatest number of votes will be elected as directors. Shareholders may not cumulate votes in the election of directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner that are represented in person or by proxy at the Annual Meeting, but not voted with respect to the election of directors ("Non-votes"), are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the four nominees.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares of PFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the auditors of PFC for the current fiscal year. The effect of an abstention or Non-vote is the same as a vote against the approval of such ratification. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Crowe Chizek as auditors.

                   VOTING SECURITIES AND OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to PFC to own beneficially more than five percent of the outstanding common shares of PFC as of March 9, 2001:

                                          Amount and Nature of         Percent of
Name and Address                          Beneficial Ownership     Shares Outstanding
----------------                          --------------------     ------------------
Jeffrey L. Gendell,                             90,216(1)                 9.04%
Tontine Financial Partners, L.P. and
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, NY 10166

Wm. Gaylord Billingsley                         58,800(2)                 5.89%
P.O. Box  2108
1110 Dairy Lane
East Liverpool, OH 43920

Towle & Co.                                     53,823(3)                 5.39%
12855 Flushing Meadow Drive
St. Louis, MO 63131

----------

(1) As reported in a Schedule 13G filed by Mr. Gendell, consists of 57,981 shares over which Mr. Gendell has sole voting and dispositive power and 32,235 shares with respect to which Mr. Gendell has shared voting and dispositive power.

(2) Consists of 56,490 shares with respect to which Mr. Billingsley has sole voting and dispositive power and 2,310 shares owned by Mr. Billingsley's wife.
(Footnotes continued on next page)

(3) Consists of 21,714 shares with respect to which Towle & Co. has sole voting and dispositive power and 32,109 shares with respect to which Towle & Co. has shared dispositive power.

         The following table sets forth certain information with respect to the number of common shares of PFC beneficially owned by each director of PFC and by all directors and executive officers of PFC as a group as of March 9, 2001:

                                          Amount and Nature of           Percent of
Name and Address(1)                      Beneficial Ownership(2)     Shares Outstanding
-------------------                      -----------------------     ------------------
Edward L. Baumgardner                           30,565(3)                  3.00%
Arthur  T. Doak                                 25,763(4)                  2.55%
Suzanne B. Fitzgerald                            5,101(5)                  0.51%
William L. Miller                               39,593(6)                  3.92%
Timothy M. O'Hara                               21,113(6)                  2.09%
James R. Platte                                  2,879(7)                  0.29%
Peter D. Visnic                                 35,029(8)                  3.50%
All directors and executive officers
 as a group (10 persons)                       207,358(9)                 18.99%

----------

(1) Each of the persons listed in this table may be contacted at the address of PFC, 519 Broadway, East Liverpool, Ohio 43920.

(2) Each person has sole voting power and sole dispositive power unless otherwise indicated. Each director's number of shares, except Mr. Baumgardner's and Mr. Platte's, includes 693 shares awarded but not yet earned under the Potters Savings and Loan Company's Recognition and Retention Plan (the "RRP"), with respect to which the director has voting power, but not dispositive power. Mr. Baumgardner's unearned RRP shares total 2,079. Mr. Platte's unearned RRP shares total 1,000.

(3) Includes 20,527 shares that may be acquired pursuant to options granted under The Potters Savings and Loan Company Stock Option Plan (the "Potters Plan"); 3,381 shares with respect to which Mr. Baumgardner has sole investment power as a participant in Potters Bank's 401(k) Retirement Savings Plan (the "401(k) Plan"); 1,460 shares allocated under Potters Financial Corporation's Employee Stock Ownership Plan (the "ESOP"), with respect to which Mr. Baumgardner has sole voting but not dispositive power; and 1,155 shares owned by Mr. Baumgardner's wife.

(4) Includes 13,377 shares that may be acquired pursuant to options granted under the Potters Plan; 30 shares not yet awarded under the RRP, with respect to which Mr. Doak, as co-trustee of the RRP, has shared voting power; and 9,240 shares with respect to which Mr. Doak has shared voting and dispositive power with his wife.

(5) Includes 2,992 shares that may be acquired pursuant to options granted under the Potters Plan and 30 shares not yet awarded under the RRP, with respect to which Ms. Fitzgerald, as co-trustee of the RRP, has shared voting power.

(6) Includes 13,377 shares that may be acquired pursuant to options granted under the Potters Plan.

(7) Includes 1,417 shares that may be acquired pursuant to options granted under the Potters Plan and 462 shares to which Mr. Platte has shared voting and dispositive power with his wife.

(8) Includes 2,992 shares that may be acquired pursuant to options granted under the Potters Plan.
(Footnotes continued on next page)

(9) Includes 93,997 shares that may be acquired pursuant to options granted under the Potters Plan; 4,638 shares allocated to the ESOP accounts of officers, with respect to which such officers have sole voting power; and 7,703 shares held in the 401(k) Plan, with respect to which four officers have sole dispositive power as participants.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Regulations provide for a Board of Directors consisting of seven persons. Each of the directors of PFC is also a director of Potters Bank.

         In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nomination to the Secretary of PFC by the close of business on the fourteenth calendar day preceding the annual meeting of shareholders. Each such written notice of a proposed director nominee must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of PFC owned either beneficially and/or of record by such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2003 and until their successors are duly elected or until their earlier resignation, removal from office or death:

                                                        Director    Director of
                                                        of PFC      Potters Bank
Name                     Age    Position(s) Held        Since       Since
----                     ---    ----------------        -----       -----
William L. Miller         60    Chairman of the         1995(1)     1982
                                Board and Director
Edward L. Baumgardner     57    Chief Executive         1995(1)     1995
                                Officer, President
                                and Director
Suzanne B. Fitzgerald     62    Director                1997        1997
James R. Platte           55    Director                2000        2000

----------

(1) Messrs. Miller and Baumgardner became directors of PFC in connection with the 1996 reorganization of Potters Bank into a wholly owned subsidiary of PFC and the cancellation of Potters Bank common shares in exchange for PFC common shares (the "Reorganization").

         The following directors will continue to serve as directors after the Annual Meeting for the terms indicated:


                                                 Director    Director of
                                                 of PFC      Potters Bank   Term
Name                  Age     Position Held      Since(1)    Since          Expires
----                  ---     -------------      -----       -----          -------
Arthur T. Doak        52      Director           1995        1990           2002
Timothy M. O'Hara     51      Director           1995        1988           2002
Peter D. Visnic       54      Director           1995        1992           2002

----------

(1) Messrs. Doak, O'Hara and Visnic became directors of PFC in connection with the Reorganization.

         MR. MILLER has served as the Chairman of the Board of Potters Bank since September 1991. Since 1983, Mr. Miller has been the President and Chairman of the Board of MVP Enterprises, Inc., a nursing home provider in East Liverpool. In addition, Mr. Miller has been a partner in Miller & Stacey, an independent public accounting firm, since 1977.

         MR. BAUMGARDNER has been the Chief Executive Officer, the President and a Director of Potters Bank since February 1995 and of PFC since the Reorganization. From August 1984 to October 1992, Mr. Baumgardner was the President of Citizens Loan & Building Company of Lima, Ohio ("Citizens"). After Citizens merged into American Community Bank, N.A. ("AmeriCom"), Mr. Baumgardner served as the President of AmeriCom, from November 1992 to January 1995.

         MS. FITZGERALD has served as Dean of the East Liverpool Campus of Kent State University since 1987. Prior to 1987, Ms. Fitzgerald, a registered nurse, served three years as Director of the Nursing Program at that Campus.

         MR. PLATTE has been the Vice President of Manufacturing at The Hall China Company, a manufacturer of ceramic hotel cookingware in East Liverpool, for twenty years.

         MR. DOAK has been President of The Milligan Hardware & Supply Company in East Liverpool since 1985.

         MR. O'HARA has been the Vice President of Operations of W.C. Bunting Co., Inc., a supplier of decorative pottery in East Liverpool, since 1975.

         MR. VISNIC has been the Vice President, the Licensed Administrator and a director of MVP Enterprises, Inc. since 1983. From 1977 through 1992, Mr. Visnic was a partner in Crable, Miller & Visnic, the predecessor of Miller & Stacey.

MEETINGS OF DIRECTORS

         The Board of Directors of PFC met 17 times for regularly scheduled meetings, including 4 joint meetings with Potters Bank, during the fiscal year ended December 31, 2000. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

         Each director of PFC is also a director of Potters Bank. The Board of Directors of Potters Bank met 18 times for regularly scheduled and special meetings, including 4 joint meetings with PFC, during the fiscal year ended December 31, 2000. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

COMMITTEES OF DIRECTORS

         The Board of Directors of PFC has an Audit Committee, an ESOP Committee and a Stock Option Committee. PFC's Board of Directors has no nominating committee or compensation committee.

         The Audit Committee consists of Messrs. Visnic and O'Hara and Ms. Fitzgerald and is responsible for reviewing PFC's financial statements. The Audit Committee of PFC held three meetings during 2000.

         The ESOP Committee administers the ESOP and presently is comprised of Messrs. Doak and Platte and Ms. Fitzgerald. There were no meetings of the ESOP Committee held during the fiscal year ended December 31, 2000.

         The Stock Option Committee is responsible for administering stock option plans, including interpreting the plans and awarding options pursuant to their terms. Its members are Messrs. Miller, Visnic and O'Hara. The Stock Option Committee met one time during 2000.

         The Compensation and Benefits Committee of Potters Bank is responsible for administering salaries and benefits for Potters Bank employees. Its members are Messrs. Visnic, Doak and Platte. There were three meetings of the Compensation and Benefits Committee during 2000.

                               EXECUTIVE OFFICERS

         In addition to Mr. Baumgardner, the following persons are executive officers of PFC and/or Potters Bank and hold the designated positions:

Name                   Age                Position(s) Held
----                   ---                ----------------
Anne S. Myers           48       Senior Vice President, Secretary and Chief
                                 Operating/Financial Officer of PFC and
                                 Potters Bank

Albert E. Sampson       56       Senior Vice President of PFC and Senior Vice President
                                 and Chief Lending Officer of Potters Bank

Stephen A. Beadnell     38       Vice President and Treasurer of PFC and Vice President,
                                 Treasurer, Controller and Internal Auditor of Potters Bank

         Ms. Myers has served as Vice President and Chief Operating Officer of Potters Bank since July 1992, and was named Secretary in October 1996, Chief Financial Officer in March 1997 and Senior Vice President in April 1998. Ms. Myers became Vice President and Chief Operating Officer of PFC in connection with the Reorganization, and was named Chief Financial Officer in March 1997 and Senior Vice President in April 1999.

         Mr. Sampson became Vice President and Chief Lending Officer of Potters Bank in July 1996 and was named Senior Vice President in April 1998. Mr. Sampson has been a Vice President of PFC since July 1996 and was named Senior Vice President in April 1999. From 1992 through July 1996, Mr. Sampson served as Vice President of Lending of Home Federal Bank in Hamilton, Ohio.

         Mr. Beadnell has served as Internal Auditor of Potters Bank since April 1992. Mr. Beadnell became Controller in September 1996. In May 1998, Mr. Beadnell was named Vice President and Treasurer of Potters Bank. In April 2000, Mr. Beadnell was named Vice President and Treasurer of PFC.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         PFC does not pay fees to directors. Each non-employee director of Potters Bank receives a fee of $4,000 per year for service as a director of Potters Bank and an additional $325 for each meeting of the full Board of Directors and $175 for each committee meeting attended by the director. The Chairman of the Board receives an annual fee of $8,000 for services as Chairman and an additional $650 for each meeting of the full Board of Directors attended, but receives no fees for his attendance at committee meetings.

EXECUTIVE COMPENSATION

         The following table presents certain information regarding compensation received by Edward L. Baumgardner, the President and Chief Executive Officer of PFC and Potters Bank, for the fiscal year ended December 31, 2000. Mr. Baumgardner received the compensation included in the following table from Potters Bank and received no compensation from PFC. No other executive officer of Potters Bank or PFC earned salary and bonus in excess of $100,000 during the fiscal year ended December 31, 2000.

                              Summary Compensation Table
                              --------------------------
-------------------------------------------------------------------------------------
                                                                          All Other
                                  Annual Compensation(1)     Awards      Compensation
                                  ----------------------   ----------    ------------
                                                           Restricted
Name and Principal                                           Stock
Position                  Year     Salary($)    Bonus($)    Awards($)
-------------------------------------------------------------------------------------
Edward L. Baumgardner     2000     $125,500     $10,150          --        $ 3,765(3)
President and Chief       1999     $122,000     $ 9,400          --        $14,658(4)
Executive Officer         1998     $118,000     $ 8,950     $45,000(2)     $11,179(4)
-------------------------------------------------------------------------------------

----------

(1) Amounts reported do not include amounts attributable to perquisites received. The cost of such benefits was less than 10% of Mr. Baumgardner's salary and bonus.

(2) On August 1, 1998, Mr. Baumgardner was awarded under the RRP 3,465 common shares of PFC (as adjusted to give effect to a 10% stock dividend effective in March 1999 and a 5% stock dividend effective in July 2000). One-fifth of such shares are earned and distributed from the RRP trust on each of the first five anniversaries of the date the shares are awarded. The figure represents the dollar value of such awarded shares based on the $12.987 (as adjusted) closing sales price per share reported by The Nasdaq Stock Market for the shares of PFC on August 1, 1998. The aggregate fair market value of the 3,465 shares at December 31, 2000, was $28,586, based upon the $8.25 closing sales price on such date as reported by The Nasdaq Stock Market. Dividends are paid on all awarded shares at the same rate as they are paid to all shareholders and are earned and distributed from the RRP trust as the awarded shares are earned and distributed.

(Footnotes continued on next page)

(3) Consists of the matching portion only of Potters Bank's contribution to Mr. Baumgardner's 401(k) Plan account. The additional discretionary portion of Potters Bank's contribution to Mr. Baumgardner's 401(k) Plan account and the allocation to Mr. Baumgardner's ESOP account are not yet available.

(4) Consists of Potters Bank's contribution to (a) Mr. Baumgardner's 401(k) Plan account in the amounts of $7,328 in 1999 and $7,088 in 1998 and
         (b) Mr. Baumgardner's ESOP account in the aggregate values of $7,330 and $4,091 in 1999 and 1998 at the dates of allocation.

STOCK OPTION PLANS

         Shareholders approved two stock option plans, the first at its 1994 Annual Meeting of Shareholders and the second at its 1998 Annual Meeting of Shareholders. Under the plan approved in 1994, 122,199 shares (as adjusted to give effect to a stock split in the form of a stock dividend effective in December 1997, a 10% stock dividend effective in March 1999 and a 5% stock dividend effective in July 2000) have been reserved for issuance upon the exercise of options to be granted to directors, officers and other key employees. Options to purchase 122,103 shares have been granted under the 1994 plan, and options to purchase 52,420 of such shares are currently unexercised. Pursuant to the plan approved in 1998, 56,387 shares were reserved for issuance. Options totaling 31,500 shares were granted during 1999, and 26,351 shares were granted during 2000 and remained unexercised at December 31, 2000. In total, 3,987 shares remain available for grants.

         Both plans are administered by the Stock Option Committee of the Board of Directors of PFC. Under both plans, the Stock Option Committee may grant options to officers and key employees at such times as it deems most beneficial to PFC and Potters Bank based upon the officer's or key employee's responsibility, tenure and future potential to PFC and Potters Bank. While the plan adopted in 1998 also provides for discretionary awards to directors, the Potters Plan provides for automatic grants to directors which were effective at the time of the conversion of Potters Bank from the mutual form of ownership to the stock form of ownership (the "Conversion") or will become effective upon a new director becoming a member of the Board of Directors.

         The following table sets forth information regarding the option to purchase 4,200 PFC common shares granted to Mr. Baumgardner during fiscal year 2000.

                                          Aggregated Option/SAR Grants in Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Potential Realizable
                                                                                                             Value at Assumed Annual
                                                                                                              Rates of Stock Price
                                                                                                                Appreciation for
                                                                                                                   Option Term
-----------------------------------------------------------------------------------------------------------------------------------
                                                        % of Total Options/
                      Number of Securities Underlying      SARs Granted to           Exercise or      Expiration
Name                     Options/SARs Granted (#)      Employees in Fiscal Year  Base Price ($/share)    Date        5%($)   10%($)
-----------------------------------------------------------------------------------------------------------------------------------
Edward L. Baumgardner            4,200                          15.9%                  $8.57            6/22/10     $58,630  $93,359

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Baumgardner at December 31, 2000. No stock appreciation rights have been granted under the Stock Option Plan.

             Aggregated Option/SAR Exercises in Last Fiscal Year and at 12/31/00      Option/SAR Values
-------------------------------------------------------------------------------------------------------

                                                             Number of                 Value of
                                                             Securities Underlying     In-the-Money
                                                             Options/SARs at           Options/SARs at
                                                             12/31/00(#)               12/31/00($)(2)

                          Shares Acquired   Value            Exercisable/              Exercisable/
Name                      on Exercise(#)    Realized ($)(1)  Unexercisable             Unexercisable
-------------------------------------------------------------------------------------------------------
Edward L. Baumgardner          -0-             -0-             20,527/-0-               $12,127/-0-

----------

(1) The figure represents the value of shares received upon the exercise of options and is determined by multiplying the number of shares exercised by the difference between the exercise price and the fair market value on the date of exercise.

(2) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of 12,127 of such options determined by multiplying the number of shares subject to the option by the difference between the $7.25 exercise price and the fair market value of the common shares subject to the option, which was $8.25 per share on December 31, 2000, based upon the closing sales price reported by The Nasdaq Stock Market. Options to purchase 4,200 shares at an exercise price of $12.44 and options to purchase 4,200 shares at an exercise price of $8.57 were not "in-the-money".

RECOGNITION AND RETENTION PLAN

         Shareholders approved the RRP at the 1994 Annual Meeting of Shareholders of Potters Bank. In connection with the Conversion, 36,659 common shares (as adjusted to give effect to a stock split in the form of a stock dividend effective in December 1997, a 10% stock dividend effective in March 1999 and a 5% stock dividend effective in July 2000) were purchased by the RRP trust with funds contributed by Potters Bank, and 47,163 common shares (as adjusted) were awarded under the RRP to directors and executive officers. Since such awards were made, 26,272 common shares have been earned and distributed to participants and 10,534 common shares have been forfeited by the termination of employment of participants.

         The RRP is administered by the RRP Committee of the Board of Directors, which determines awards of common shares to be made under the RRP. One-fifth of the common shares awarded under the RRP are earned by a recipient on each anniversary of the date of the award. Awarded but unearned common shares are held by the RRP trust. A recipient may direct the voting of all common shares awarded to him or her, regardless of whether such common shares have been earned, and will be entitled to receive any dividends or other distributions paid on all awarded but unearned common shares.

CERTAIN TRANSACTIONS

         Potters Bank has made loans to certain of PFC's directors and executive officers, their affiliates and members of their families. All loans to directors and executive officers are made on the same terms as offered to employees in a company-wide benefit program. Loans to all directors and employees, other than commercial and nonowner-occupied residential loans, are made with an interest rate 1% below the interest rate for comparable transactions with other persons, and no document preparation fees are collected. Commercial and nonowner-occupied residential loans are made at market interest rates and on the same terms as offered to the general public.

The following table sets forth certain information regarding loans to executive officers and directors whose indebtedness to Potters Bank exceeded $60,000 at any time during the two year period ended December 31, 2000:

                                                                                                     Largest Balance
                                                                                                   during the two years  Balance at
                                                    Loan                                  Rate of   ended December 31,  December 31,
Name                          Position        Origination Date         Collateral         Interest       2000              2000
------------------------------------------------------------------------------------------------------------------------------------
William L. Miller        Director, Chairman        9/15/97         Personal Residence      6.125%      $364,964          $348,536
William L. Miller        Director, Chairman        4/30/98       Commercial Real Estate    8.75%        330,200           291,720
William L. Miller        Director, Chairman        9/16/97     Home Equity Line of Credit  8.49%             25                 0
Suzanne B. Fitzgerald         Director             5/29/98         Personal Residence      6.375%        91,261            68,655
Suzanne B. Fitzgerald         Director             6/11/98     Home Equity Line of Credit  9.24%         10,835             2,551
Timothy M. O'Hara             Director             3/31/98         Personal Residence      6.375%        66,861            60,499
Timothy M. O'Hara             Director             3/31/98     Home Equity Line of Credit  9.24%         10,000               312
Peter D. Visnic               Director             4/07/98         Personal Residence      6.375%        97,632            88,811
Albert E. Sampson       Senior Vice President      3/31/99         Personal Residence      6.875%        87,871            86,914
Albert E. Sampson       Senior Vice President      7/27/98          Rental Property        9.375%        97,088            95,198
Albert E. Sampson       Senior Vice President      7/10/98     Home Equity Line of Credit  8.49%         25,895                 0
Albert E. Sampson       Senior Vice President     11/15/96     Home Equity Line of Credit  8.50%          5,099             5,169
Stephen A. Beadnell        Vice President          2/28/96         Personal Residence      7.00%         57,024                 0
Stephen A. Beadnell        Vice President          9/23/98         Personal Residence      6.00%        141,773           138,119
Stephen A. Beadnell        Vice President          9/23/98     Home Equity Line of Credit  9.24%          4,600             4,193

None of the outstanding loans to directors and executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in their payments.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of PFC is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing PFC's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit PFC's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

         As required by the Charter, the Audit Committee received and reviewed the report of Crowe Chizek regarding the results of their audit, as well as the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of PFC. A representative of Crowe Chizek also discussed with the Audit Committee the independence of Crowe Chizek from PFC, as well as matters required to be discussed by Statement on Auditing Standards 61. Discussions between the Audit Committee and the representative of Crowe Chizek included the following:

o Crowe Chizek's responsibilities in accordance with generally accepted auditing standards
o The initial selection of, and whether there were any changes in, significant accounting policies or their application
o        Management's judgments and accounting estimates
o Whether there were any significant audit adjustments, including uncorrected financial statement misstatements
o        Whether there were any disagreements with management
o        Whether there was any consultation with other accountants
o Whether there were any major issues discussed with management prior to Crowe Chizek's retention
o Whether Crowe Chizek encountered any difficulties in performing the audit
o Crowe Chizek's judgments about the quality of PFC's accounting principles
o Crowe Chizek's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Crowe Chizek, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31,2000, to be filed with the Securities and Exchange Commission.

         The Audit Committee members are Mr. Peter D. Visnic, Mr. Timothy M. O'Hara and Ms. Suzanne B. Fitzgerald.

AUDIT FEES

         During the fiscal year ended December 31, 2000, Crowe Chizek billed PFC and Potters Bank a total of $40,700 in fees for professional services in connection with the audit of PFC's annual financial statements and the review of financial statements included in PFC's Forms 10-QSB.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During the fiscal year ended December 31, 2000, no fees were incurred by PFC for professional accounting services to design, implement or manage hardware or software that collects or generates information significant to PFC's financial statements.

ALL OTHER FEES

         During the fiscal year ended December 31, 2000, Crowe Chizek billed PFC and Potters Bank a total of $49,400 in fees for services rendered by Crowe Chizek for all accounting services other than the services discussed under the headings Audit Fees and Financial Information Systems Design and Implementation Fees above.

         The Audit Committee has determined that the provision of services discussed under the heading All Other Fees is compatible with maintaining the independence of Crowe Chizek.

                                  PROPOSAL TWO

                              SELECTION OF AUDITORS

         The Board of Directors has selected Crowe Chizek to act as the auditors of PFC for the current fiscal year and recommends that the shareholders ratify the selection. The firm has audited PFC and Potters Bank since 1993. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS OF PFC RECOMMENDS THAT THE SHAREHOLDERS OF PFC RATIFY THE SELECTION OF THE AUDITORS FOR THE CURRENT FISCAL YEAR. Accordingly, the shareholders of PFC will be asked to approve the following resolution at the Annual Meeting:

         RESOLVED, that the selection of Crowe Chizek as the auditors of PFC for the current fiscal year be, and it hereby is, ratified.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in the proxy statement for the 2002 Annual Meeting of Shareholders of PFC should be sent to PFC by certified mail and must be received by PFC by November 23, 2001. In addition, if a shareholder intends to present a proposal at the 2002 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 7, 2002, then the proxies designated by the Board of Directors of PFC for the 2002 Annual Meeting of Shareholders of PFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                          By Order of the Board of Directors





East Liverpool, Ohio
March 23, 2001                            Anne S. Myers, Secretary

Exhibit A


                          POTTERS FINANCIAL CORPORATION

                             AUDIT COMMITTEE CHARTER

PURPOSE

         The purpose of the Audit Committee is to assist the Board of Directors of the Corporation in fulfilling its responsibility to shareholders, the public and government bodies relating to corporate accounting, reporting practices of the Corporation and the quality and integrity of the financial reports of the Corporation.

COMPOSITION

         The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The members of the Committee shall be elected by the Board at the April meeting of the Board or until successors shall be duly elected and qualified. The members of the Committee may designate a chair by majority vote of the full Committee membership.

CONTINUOUS ACTIVITIES - GENERAL

1. Provide an open avenue of communication among the Independent Auditor, the Internal Audit Manager, and the Board of Directors.

2. Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3. Confirm and assure the independence of the Independent Auditor and the objectivity of the Internal Audit Manager. Recommend to the Board the selection of independent accountants, considering independence and effectiveness and in light of the independent accountants' ultimate responsibility of the Committee and the Board to select evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement). The Committee should ensure that the independent accountants submit to the Committee periodically a written statement of all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard No. 1 and engage in active dialogue with the independent accountants about all significant relationships the accountants have with the Corporation to determine the accountants' independence.

4. Review with the Independent Auditor and the Internal Audit Manager the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

5. Inquire of management, the Independent Auditor and the Internal Audit Manager about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company and related entities.

6.       Consider and review with the Independent Auditor and the Internal Audit
         Manager:

         o The adequacy of Company and Related Entities' internal controls including computerized information system controls and security.

         o Related findings and recommendations of the Independent Auditor and Internal Audit Manager together with management's responses.

         o The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 and an explanation from the independent accountants of the factors considered by the independent accountants in determining the audit's scope. The accountants should confirm that no limitations have been placed on the scope or nature of the audit. The Committee should recommend to the Board whether the audited financial statements should be contained in the Corporation's Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission.

         o Review communications, if any, from the independent accountants with respect to interim financial information before the filing of the Quarterly Report on Form 10-QSB with the Securities and Exchange Commission and discuss such communications with management of the Corporation. The chair of the Committee may represent the entire Committee for purposes of receipts of communications and discussion with management.

         o Prepare a report to be included in the Proxy Statement for the Corporation's annual meetings of shareholders, as required by the regulations of the Securities and Exchange Commission.

7. Consider and review with management, the Internal Audit Manager and the Independent Auditor:

         o Significant findings during the year, including the status of previous audit recommendations.

         o Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

         o        Any changes required in the planned scope of the Internal
                  Audit plan.

         o        The Internal Audit Department charters, budget and staffing.

8. Meet periodically with the Independent Auditor, the Internal Audit Manager and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

9. Report periodically to the Board of Directors on significant results of the foregoing activities.

10. Instruct the Independent Auditor that the Board of Directors, as the shareholders' representative, is the auditor's client.

11. Review and update this Charter periodically as conditions dictate, but at least annually.

CONTINUOUS ACTIVITIES - RE: REPORTING SPECIFIC POLICIES

1. Advise financial management and the Independent Auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2. Provide that financial management and the Independent Auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Institution and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3. Inquire as to the auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Institution.

4. Inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

5. Determine, as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

6. Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

7. Inquire as to the auditor's views about how the Institution's choices of accounting principles and disclosure practices may affect shareholders and public views and attitudes about the Institution.

While the committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine the Corporation's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the Corporation's independent accountants.

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE


THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS OF
POTTERS FINANCIAL CORPORATION

2001 ANNUAL MEETING OF SHAREHOLDERS
               APRIL 26, 2001




The undersigned shareholder of Potters Financial Corporation ("PFC") hereby constitutes and appoints Arthur T. Doak and Peter D. Visnic, or either one of them, as the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of PFC to be held at Kent State University, East Liverpool Campus, The Brown Community Room, Room 202, 213 East Fourth Street, East Liverpool, Ohio, on April 26, 2001, at 10:00 A.M. (the "Annual Meeting"), all of the shares of PFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:


                                 REVOCABLE PROXY
                                POTTERS FINANCIAL
                                   CORPORATION

                          FOR      WITH-    FOR ALL
                                   HOLD     EXCEPT
1.The election of four
  directors:              [  ]     [  ]      [  ]

  WILLIAM L. MILLER
  EDWARD L. BAUMGARDNER
  SUZANNE B. FITZGERALD
  JAMES R. PLATTE

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" ABOVE AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------

                                   FOR      AGAINST    ABSTAIN

 2.The ratification of the         [  ]      [  ]        [  ]
   selection of Crowe,
   Chizek and Company LLP
   as the auditors of PFC for
   the current year.

 3.In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

   This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.
   Unless otherwise specified, the shares will be voted FOR
   Proposals 1 and 2.

   Please sign exactly as your name appears on your Stock
   Certificate(s). Executors, Administrators, Trustees,
   Guardians, Attorneys and Agents should give their full titles.



                                        --------------
Please be sure to sign and date         Date
this Proxy in the box below.
------------------------------------------------------






Shareholder sign above   Co-holder (if any) sign above
------------------------------------------------------

--------------------------------------------------------------------------------
    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED

                          POTTERS FINANCIAL CORPORATION

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